UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 30, 2014

NEPHROS, INC.
(Exact name of registrant as specified in its charter)

Delaware

 (State or other jurisdiction of incorporation)

001-32288	13-3971809
(Commission File Number)	(IRS Employer ID Number)

41 Grand Avenue, River Edge, New Jersey	07661
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code (201) 343-5202

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01	Changes in Registrant’s Certifying Accountant.

On June 30, 2014, KPMG LLP acquired certain assets of Rothstein-Kass, P.A. (d/b/a Rothstein Kass & Company, P.C.) and certain of its affiliates (“Rothstein Kass”), the independent registered public accounting firm that had been engaged by Nephros, Inc. (the “Company”) as the principal accountant to audit the Company’s consolidated financial statements. As a result of this transaction, Rothstein Kass has resigned as the independent registered public accounting firm for the Company, effective June 30, 2014. The audit reports of Rothstein Kass on the Company’s consolidated financial statements for the years ended December 31, 2013 and 2012 did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles, except for an explanatory paragraph describing the uncertainty as to the Company’s ability to continue as a going concern.

During the Company’s two most recent fiscal years ended December 31, 2013 and through the subsequent interim period preceding Rothstein Kass’ resignation, the Company did not have any disagreements with Rothstein Kass on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Rothstein Kass, would have caused them to make reference to the subject matter of the disagreements in connection with their reports. In addition, during the two most recent fiscal years ended December 31, 2013 and through the subsequent interim period preceding Rothstein Kass’ resignation, no reportable events, as set forth in Item 304(a)(1)(v) of Regulation S-K, have occurred.

The Company has provided Rothstein Kass with a copy of this Current Report on Form 8-K prior to filing it with the Securities and Exchange Commission (the “SEC”) and has requested that Rothstein Kass furnish the Company with a letter addressed to the SEC stating whether or not it agrees with the Company’s statements herein. A copy of the letter from Rothstein Kass, dated July 7, 2014, is filed as Exhibit 16.1 to this Current Report on Form 8-K.

On July 7, 2014, the Audit Committee of the Company’s Board of Directors approved the engagement of, and engaged, WithumSmith+Brown, PC as the Company’s new principal independent certified public accountants to audit the Company’s consolidated financial statements for the year ending December 31, 2014.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description
16.1	Letter from Rothstein Kass, dated July 7, 2014

***

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Nephros, Inc.

	By:	/s/ John C. Houghton
Dated: July 7, 2014		John C. Houghton
President, Chief Executive Officer and Acting Chief Financial Officer